As filed with the Securities and Exchange Commission on December 21, 2007

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No.89	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT	(X)
COMPANY ACT OF 1940

Amendment No. 89	(X)

MAXIM SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111

Registrant's Telephone Number, including Area Code: (303) 737-3000

Raymond L. McFeetors
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:
James F. Jorden, Esquire
Jorden Burt LLP
1025 Thomas Jefferson St. N. W.
Suite 400 East
Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, 2007, pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
X	75 days after filing pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of adding two new Portfolios, each of which is a series of Maxim Series Fund, Inc. This Post-Effective Amendment No. 89 is not intended to supersede or otherwise affect the current Prospectus and Statement of Additional Information for the existing Portfolios filed in Post-Effective Amendment No. 88 to this Registration Statement on May 1, 2007.

MAXIM SERIES FUND, INC.

Maxim Small Cap Value Portfolio	Maxim Mid Cap Value Portfolio

(the “Portfolio(s)”)

————————

8515 East Orchard Road

Greenwood Village, CO 80111

(800) –537-2033

This Prospectus describes two Portfolios, both of which are “Equity Portfolios.” GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each of the Portfolios. Both Portfolios are managed on a day-to-day basis by “Sub-Advisers” hired by MCM.

Each Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is _____________, 2007

The Portfolios at a Glance
Maxim Small-Cap Portfolios
Maxim MidCap Portfolios

Fees and Expenses

Examples

More Information About the Portfolios
Equity Portfolios
Money Market Instruments and Temporary Investment Strategies

Other Investment Practices
Foreign Securities
Derivatives
Other Risk Factors Associated with the Portfolios

Management of the Portfolios

Important Information About Your Investment
Investing in the Portfolios
Pricing Shares
Dividends and Capital Gains Distributions
Frequent Purchases and Redemptions of Fund Shares
Tax Consequences
Effect of Foreign Taxes
Annual and Semi-Annual Shareholder Reports

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios’ investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Portfolios.

MAXIM SMALL- CAP PORTFOLIO

Maxim Small Cap Value Portfolio (Sub-Adviser: Invesco Institutional (N.A.), Inc.)

The investment objective for this Portfolio is:

•	Long-term growth of capital.

Principal investment strategies.

•

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock.

•

The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000 Value Index. The Portfolio uses the Russell 2000 Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

•

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

•

The Portfolio’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

•

The Portfolio seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction cots. The managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

•

The managers focus on securities they believe have favorable prospectus for above average growth while keeping a low deviation between the return of the Russell 2000 Value Index and the return of the Portfolio. The managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is replaced periodically.

•

The managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

•

The Portfolio typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the Portfolio’s adviser. The Portfolio holds cash to handle its daily cash needs, which include payment of Portfolio expenses, redemption requests and securities transactions. The amount of cash held by the Portfolio may increase if the Portfolio takes a temporary defensive position. The Portfolio may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Portfolio’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Portfolio’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

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The principal investment risks for this Portfolio include:

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower the yield.

Credit Risk

•	A bond’s value can be affected by changes in its credit quality or its issuer’s financial conditions.
•	An issuer may default on its obligations to pay principal and/or interest.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivatives Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Leverage Risk

•

The use of derivatives may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged since leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Portfolio.

Management Risk

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•	The risk that a strategy used by the investment adviser may fail to produce the intended results.

Portfolio Performance Data

No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

MAXIM MIDCAP PORTFOLIOS

Maxim Mid Cap Value Portfolio(Sub-Adviser: Goldman Sachs Asset Management, L.P. (“GSAM®”))

The investment objective for this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies.

•

Under normal circumstances, the Portfolio will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of November 30, 2007) between $270 million and $21.4 billion.

•

The Portfolio may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

•

The Portfolio is managed using a Quantitative Investment Philosophy. GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

•

The Portfolio maintains risk, style, capitalization and industry characteristics similar to the Russell MidCap® Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings grown expectations. The Portfolio seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

•	The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

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•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

•	The risk that a strategy used by the investment adviser may fail to produce the intended results.

Liquidity Risk

•

The risk that the Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Portfolios that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Investment Style Risk

•

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an

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absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Portfolio Performance Data

No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

	Maxim Small Cap Value	Maxim Mid Cap Value
Management Fees	1.40%	1.25%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.40%	1.25%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years
Maxim Small Cap Value	$144	$452
Maxim Mid Cap Value	$128	$404

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MORE INFORMATION ABOUT THE PORTFOLIOS

Some of the Portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

Each Portfolio follows a distinct set of investment strategies. Both Portfolios are considered to be “Equity Portfolios” because they invest primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolios’ investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

•	Maxim Small Cap Value Portfolio	•	Maxim Mid Cap Value Portfolio

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities” on page __.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies” on page __. Debt securities are discussed below under “Debt Portfolios” on page __. Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives” on page __.

Small and Medium Size Companies

Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without

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unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

With respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio’s Sub-Adviser. Each non-money market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

GSAM’s Quantitative Investment Philosophy

Step 1: Stock Selection

GSAM attempts to forecast expected returns on over 3,500 stocks within the U.S. on a daily basis using proprietary CORESM (‘‘Computer-Optimized, Research-Enhanced’’) models developed by GSAM’s Global Quantitative Equity (‘‘GQE’’) team. These quantitative models are based on six investment themes—Valuation, Momentum, Analyst Sentiment, Profitability, Earnings Quality and Management Impact. The Valuation theme attempts to capture potential mispricings of securities by comparing measures of the company’s intrinsic value to its market value. The Momentum theme attempts to forecast companies’ future returns based on their past stock price performance, measured over various periods. The Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. The Profitability theme assesses a company’s profit margins and operating efficiency relative to its peers, and views those that are more profitable as more attractive. Finally, the Management Impact theme evaluates a company’s management strategy through the company’s investing and financing behavior.

Step 2: Portfolio Construction

GSAM uses a proprietary risk model to help manage the expected deviation of the Portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, GSAM seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Portfolio’s benchmark.

Step 3: Efficient Implementation

GSAM’s portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Portfolio.

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OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolios may, in a manner consistent with their respective investment objectives and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Equity securities of foreign companies and governments generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by a Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.6 billion. MCM and its affiliates have been providing investment management services since 1969.

A discussion regarding the Board of Directors basis for approving the investment advisory contract with respect to the Portfolios will be available in the Fund’s annual report to shareholders for the period ended December 31, 2007 when prepared. The advisory fee for the Maxim Small Cap Value Portfolio is 1.40% and the advisory fee for the Maxim Mid Cap Value Portfolio is 1.25% of average net assets.

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained Sub-Adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser

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to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following Sub-Advisers provide services for the Portfolios indicated:

Invesco Institutional (N.A.), Inc.	Goldman Sachs Asset Management, L.P.
Maxim Small Cap Value Portfolio	Maxim Mid Cap Value Portfolio

Following is additional information about each sub-adviser:

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). As of September 30, 2007, the Investment Management Division of Goldman Sachs had assets under management of $779.5 billion. This figure excludes seed capital and assets under supervision. Total GSAM assets under management as of September 30, 2007 were $737.00 billion (including seed capital and excluding assets under supervision).

In connection with GSAM’s service as sub-adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

Melissa R. Brown, CFA, Managing Director; Co-Head of Global Product Strategy, Quantitative Investment Strategies

As Co-Head of Global Product Strategy, Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined Goldman Sachs Asset Management in 1998 as product manager for the Quantitative Equity Group, focusing on U.S. and Global portfolios. She became a Senior Portfolio Manager of the group in 2001, with responsibilities in research and portfolio construction in addition to her role communicating with clients, prospects and consultants on the investment process. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee. Ms. Brown has 23 years of industry experience, including 10 years as an All-Star-rated Quantitative Analyst in the Institutional Investor annual survey. She received a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA in Finance from New York University. Ms. Brown is a CFA charter holder. She currently serves on the board of the Chicago Quantitative Alliance and is a former sub-chairperson on the Institute of Chartered Financial Analysts’ Candidate Curriculum Committee.

Robert Jones, CFA,Managing Director; Co-CIO, Quantitative Investment Strategies

Mr. Jones brings over 27 years of investment experience to his work in the Quantitative Investment Strategies Group, where he is the Co-CIO of our equities business. Mr. Jones developed the original model and investment process for the Global Quantitative Equity Group in the late 1980s, and has been responsible for overseeing their continuing development and evolution ever since. The QIS Group currently manages over $133 billion in equity portfolios across a variety of styles (e.g., growth, value, core, small-cap, international) and client types (e.g., pension funds, mutual funds, foundations, endowments, individuals). Prior to joining Goldman Sachs Asset Management in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, Mr. Jones conducted quantitative research for both a major investment banking firm and an options consulting firm. In his career, Mr. Jones has been fortunate to have worked with

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some of the paragons of modern finance, including Harry Markowitz, Fischer Black and Bob Litterman. He received a BA from Brown University and an MBA from the University of Michigan, where he serves on the Investment Advisory Committee for the University Endowment. Mr. Jones is a CFA charter holder. He is a member of the New York Society of Security Analysts, the Institute for Quantitative Research in Finance (the ‘Q Group’), QWAFAFEW (Quantitative Work Alliance For Applied Finance, Education and Wisdom), and the Chicago Quantitative Alliance and is a board member and past president of the New York Society of Quantitative Analysts. His articles on quantitative techniques have been published in leading books and financial journals, including Modern Investment Management: An Equilibrium Approach, the Financial Analyst Journal and the Journal of Portfolio Management. He is also an Advisory Board member for the Journal of Portfolio Management.

Andrew W. Alford, PhD, Managing Director; Senior Portfolio Manager and Senior Researcher, Quantitative Investment Strategies

Mr. Alford is responsible for the Flex long-short and US long-only strategies in the Quantitative Investment Strategies Group.  Prior to joining Goldman Sachs Asset Management, Mr. Alford was a professor at the Wharton School of Business at the University of Pennsylvania and the Sloan School of Management at the Massachusetts Institute of Technology. Mr. Alford has also served as an academic fellow in the Office of Economic Analysis at the Securities and Exchange Commission in Washington D.C. Mr. Alford received a B.S. in Information and Computer Science from the University of California at Irvine (1984) and an MBA and PhD from the Graduate School of Business at the University of Chicago (1986 and 1990). Mr. Alford coauthored two chapters in the book Modern Investment Management: An Equilibrium Approach, by Bob Litterman, and he has published articles in the Journal of Portfolio Management, the Journal of Corporate Finance, the Journal of Accounting Research, the Journal of Accounting & Economics and The Accounting Review.

Mark Carhart, PhD, CFA, Managing Director; Co-CIO Quantitative Investment Strategies

Mr. Carhart has been with GSAM's Quantitative Strategies Group since September 1997, becoming Co-CIO in January 1998 and most recently assuming the role of Co-CIO of the Quantitative Investment Strategies Group. Prior to joining Goldman Sachs, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center, where he studied survivorship and predictability in mutual fund performance. Mr. Carhart has published in the Journal of Finance and the Review of Financial Studies and has also contributed two chapters to Modern Investment Management: An Equilibrium Approach. Mr. Carhart has served on the GSAM Investment Policy Group and currently serves on both the Board of Directors and Program Committee for the Q-Group, as well as the Advisory Board for the Journal of Investment Management Conference Series. He received a B.A. from Yale University in 1988, Chartered Financial Analyst designation in 1991, and Ph.D. from The University of Chicago Graduate School of Business in 1995.

Invesco Institutional (N.A.), Inc. (“Invesco”) Invesco is an investment adviser registered with the Securities and Exchange Commission. Invesco is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309. Invesco has acted as an investment adviser since 1979. Invesco is responsible for the Portfolio’s investment decisions and the execution of securities transactions with respect to the Portfolio. Investment decisions for the Portfolio are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Portfolio:

Jeremy S. Lefkowitz, is Portfolio Manager and lead manager of Invesco’s Structured Products Group Portfolio Management Team. He has been associated with Invesco and/or its affiliates since 1982. As the lead manager, Mr. Lefkowitz generally has final authority over all aspects of the Portfolio investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lefkowitz may perform these functions and the nature of these functions, may change from time to time.

Daniel A. Kostyk, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1995.

Glen E. Murphy, Portfolio Manager, as been associated with Invesco and/or its affiliates since 1995.

Anthony J. Munchak, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.

Francis M. Orlando, Portfolio Manager, has been associated with Invesco and/its affiliates since 1987.

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The Portfolio Managers are assisted by the Structured Products Group Research Team, which is comprised of portfolio managers and research analysts.

Please see the Statement of Additional Information for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios’ shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of sixty days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of

14

each Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:

8515 East Orchard Road

Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:
(1)	the name of the account;
(2)	the account number;
(3)	the name of the Portfolio from which the shares are to be sold;
(4)	the dollar amount or number of shares to be exchanged;
(5)	the name of the Portfolio(s) in which new shares will be purchased; and
(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-537-2033.
•

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine,

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including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolios ordinarily distribute dividends semi-annually.
•	All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

16

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolios may implement trading restrictions. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

17

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolios had not commenced operations as of the date of this Prospectus; therefore, no audited financial statements for the Portfolios are available. The Fund’s audited financial statements as of December 31, 2006, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Forms N-CSR filed via EDGAR on February 28, 2007 (File No. 811-03364). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

For a free copy of the SAI or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI is not made available in this manner.

The SAI is available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

18

This Prospectus should be read

and retained for future reference.

19

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio	Maxim INVESCO ADR Portfolio
Maxim Short Duration Bond Portfolio	Maxim Bond Index Portfolio
Maxim U.S. Government Securities Portfolio	Maxim Index 600 Portfolio
Maxim Federated Bond Portfolio	Maxim Stock Index Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim S&P 500 Index® Portfolio
Maxim High Yield Bond Portfolio	Maxim Aggressive Profile I Portfolio
Maxim Global Bond Portfolio	Maxim Moderately Aggressive Profile I Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim Moderate Profile I Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Moderately Conservative Profile I Portfolio
Maxim Trusco Small-Cap Growth Portfolio	Maxim Conservative Profile I Portfolio
Maxim Small Cap Value Portfolio	Maxim Aggressive Profile II Portfolio
Maxim Mid Cap Value Portfolio	Maxim Moderately Aggressive Profile II Portfolio
Maxim Ariel MidCap Value Portfolio	Maxim Moderate Profile II Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio	Maxim Moderately Conservative Profile II Portfolio
Maxim T. Rowe Price Equity/Income Portfolio	Maxim Conservative Profile II Portfolio
Maxim Janus Large Cap Growth Portfolio
Maxim Bernstein International Equity Portfolio
Maxim MFS International Growth Portfolio

(the “Portfolio(s)”)

————————

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Fund dated May 1, 2007 and ________, 2008. Requests for copies of the Prospectus should be made by writing to: Secretary, Maxim Series Fund, Inc., at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling 1-800-537-2033. The financial statements, appearing in the Annual Report, are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling 1-800-537-2033.

__________, 2008

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE FUND AND PORTFOLIOS	3
INVESTMENT LIMITATIONS	3
INVESTMENT POLICIES AND PRACTICES	5
PORTFOLIO HOLDINGS DISCLOSURE
MANAGEMENT OF THE FUND
CODES OF ETHICS
INVESTMENT ADVISORY SERVICES
PORTFOLIO TRANSACTIONS AND BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
INVESTMENT PERFORMANCE
DIVIDENDS AND TAXES
OTHER INFORMATION
FINANCIAL STATEMENTS
APPENDIX A	A-1
APPENDIX B	B-1

INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (the “Fund”). The Fund offers thirty-three investment portfolios (“Portfolios”). This SAI describes the thirty-three Portfolios, twenty-two of which are diversified portfolios and eleven of which are non-diversified portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company in 1982. The Portfolios are “no-load,” meaning you pay no sales charges or distribution fees. The Portfolios are presently only available in connection with variable annuity contracts and variable life insurance policies issued by Great-West Life & Annuity Insurance Company (“GWL&A”) and certain other life insurance companies and certain qualified retirement and pension plans. GW Capital Management, LLC doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios

Each diversified Portfolio will operate as a diversified investment portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio's total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios

A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Global Bond Portfolio and the Maxim Profile I Portfolios and Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”) are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. "Majority" for this purpose and under the Investment Company Act of 1940 (“1940 Act”) means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios (the "Equity Index Portfolios" or each an "Equity Index Portfolio") may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described under “Equity Index Portfolios” within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio is concentrating in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Profile Portfolios and the Maxim Global Bond Portfolio, as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior notice to the shareholders before implementing the change of policy.

Maxim Ariel MidCap Value Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim Bernstein International Equity Portfolio

Maxim T. Rowe Price Mid-Cap Growth Portfolio

Maxim Global Bond Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim INVESCO ADR Portfolio	Maxim U.S. Government Securities Portfolio

Maxim Trusco Small-Cap Growth Portfolio

Maxim Bond Index Portfolio	Maxim Short Duration Bond Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim MFS International Growth Portfolio
Maxim High Yield Bond Portfolio	Maxim Federated Bond Portfolio
Maxim Janus Large Cap Growth Portfolio	Maxim S&P 500 Index® Portfolio
Maxim Stock Index Portfolio	Maxim Index 600 Portfolio
Maxim Small Cap Value Portfolio	Maxim Mid Cap Value Portfolio

Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Fund (i.e., each Portfolio) will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net asset value;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (10% for the Maxim Money Market Portfolio);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the Portfolios' investment policies set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the Portfolios' investment objectives, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or its Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios' investment objectives and policies and that doing so will help the Portfolios achieve their objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations. The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Borrowing. The Portfolios may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio will invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Debt Obligations. Certain Portfolios may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio’s management could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Portfolio’s management will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Portfolio’s management employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Portfolio’s management continually monitors the investments in the fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”) has occurred. If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Derivatives Contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the adviser or Sub-Adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the adviser or Sub-Adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in a country with an emerging market.

Exchange Traded Funds (ETFs). ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Please also see the discussion concerning the risks associated with derivative transactions under “Futures and Options,” below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Currency Transactions. Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by MCM or one the Sub-Advisers.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. Dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Portfolio held investments denominated in or exposed to Deutschemarks, the Portfolio could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on MCM's or the applicable Sub-Adviser’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as MCM or the Sub-Adviser anticipates. For example, if a currency's value rose at a time when MCM or the Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If MCM or a Sub-Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if MCM or a Sub-Adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that MCM's or a Sub-Adviser’s use of currency management strategies will be advantageous to the Portfolios or that it will hedge at an appropriate time.

Foreign Securities. Certain Portfolios may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Futures and Options" below.

Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

High Yield-High Risk Debt Securities (“Junk Bonds”). High yield high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Portfolios defaults, the Portfolios may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could negatively affect the Portfolios' net asset values.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities. The term "illiquid securities" or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the Portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the Portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies. Each Portfolio may invest in shares of mutual funds within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of mutual funds may be of particular relevance to those who invest in the Profile Portfolios. These Portfolios are known as “funds of funds” because they seek to achieve their investment objectives by investing in other mutual funds (the “Underlying Portfolios”). Except for these funds of funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated contracts (unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Profile Portfolios each may invest in both MCM-advised and non-MCM-advised Underlying Portfolios.

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual Funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Exchange Traded Funds, which are also a type of mutual fund, are discussed above. Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Stock Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Portfolio's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment and its market place including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Portfolio's Board.

Lending of Portfolio Securities. Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM's judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality.Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Money Market Portfolio, the other Portfolios, except the Maxim Profile I Portfolios and the Maxim Profile II Portfolios, each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which such Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market mutual funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when MCM or its Sub-Advisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Certain Portfolios may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. Certain Portfolios may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include caps and floors, interest rate swaps, total return swaps and credit default swaps.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Portfolios may sell the securities before the settlement date if MCM or the applicable Sub-Adviser deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Certain of the Portfolios may invest in zero coupon securities, PIK (Payment In Kind) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Portfolio also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Futures and Options

Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:

• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Portfolios intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Portfolios can commit assets to initial margin deposits and option premiums. Accordingly, to the extent that a Portfolio may invest in futures contracts and options, a Portfolio may only enter into futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio. This limitation on a Portfolio's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning the Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Fund's portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) portfolio holding information that is more current than that in reports or other filings filed electronically with the SEC or posted on the Fund's website may be disclosed 30 days after the relevant reporting period.

Public Disclosures. Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures. The Fund periodically provides information concerning its portfolio holdings to the Fund's service providers and the Fund's disinterested directors in connection with its provision of services to or on behalf of the Fund. In addition to MCM, these service providers include any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agents, auditor and legal counsel.

Portfolio holding information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holding information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers

Information regarding the Directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

There are no arrangements or understanding between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

FUND DIRECTORS AND OFFICERS

INDEPENDENT* DIRECTORS
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail Klapper (64)	Director	December 14, 2007 to present	Attorney, Klapper Law Firm	33
Richard P. Koeppe (76)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (68)	Director	March 19, 1982 to present	Attorney, Firm of Zisman, Ingraham and Daniel, P.C.	33
INTERESTED* DIRECTORS AND OFFICERS
*William T. McCallum (65)	Director and President	June 1, 2000 to present

Beginning January 1, 2006: Vice Chairman, Great-West Life & Annuity Insurance Company.

Through December 31, 2005: President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Co-President and Chief Executive Officer of Great-West Lifeco Inc.; President and Chief Executive Officer of GWL&A Financial Inc. and Canada Life Insurance Company of America (through February 13, 2006); President and Chief Executive Officer of First Great-West Life & Annuity Insurance Company and Alta Health & Life Insurance Company.

				33

Director, Great-West Lifeco Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., The Great-West Life Assurance Company, The Canada Life Assurance Company, and Canada Life Insurance Company of America.

*Mitchell T.G. Graye (52)	Director	June 1, 2000 to present

Executive Vice President and Chief Financial Officer of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, GWL&A Financial, Inc., the United States Operations of The Great-West Life Assurance Company, and the United States Operations for The Canada Life Assurance Company; Chairman and President, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, GWL Properties, Inc., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. and Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II; Executive Vice President, Orchard Trust Company, LLC

33

Director, Alta Health & Life Insurance Company, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., GWL Properties, Inc., Great-West Benefit Services, Inc.; Manager, GW Capital Management, LLC, Orchard Capital Management, LLC, Orchard Trust Company, LLC and FASCore, LLC.

*Graham McDonald (61)	Treasurer	November 29, 2001 to present

Senior Vice President, Corporate Administration of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America, GWL&A Financial, Inc., the United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Senior Vice President, Corporate Finance and Investment Operations of EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; Senior Vice President, Corporate and Investment Administration, FASCore, LLC; Senior Vice President and Treasurer, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, Greenwood Investments, LLC, and Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.

			33	Manager, Greenwood Investments, LLC, and GW Capital Management, LLC; Director, Great-West Benefit Services, Inc., GWL Properties, Inc., and GWFS Equities, Inc.

Beverly A. Byrne (52)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, the United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Vice President, Counsel and Secretary, FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Vice President and Counsel, Orchard Trust Company, LLC; Secretary and Chief Compliance Officer, GW Capital Management, LLC, Orchard Capital Management, LLC, GWFS Equities, Inc., and Advised Assets Group, LLC; Secretary and Compliance Officer, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., BenefitsCorp, Inc., and BenefitsCorp, Inc. of Wyoming; Secretary, Greenwood Investments, LLC and One Orchard Equities, Inc.

			33	None

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

Standing Committees

The Fund Board has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2006.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s disinterested Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2006.

Ownership

As of December 31, 2006, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
R.P. Koeppe*	Maxim Loomis Sayles Small-Cap Value Portfolio	$1 - $10,000
R. P. Koeppe*	Maxim Money Market Portfolio	$1 - $10,000
R.P. Koeppe*	Maxim T. Rowe Price Equity/Income Portfolio	$10,001 - $50,000
R.P. Koeppe*	Maxim T. Rowe Price MidCap Growth Portfolio	$1 - $10,000
R.P. Koeppe*	Maxim Bernstein International Equity Portfolio	$1 - $10,000	$10,001 - $50,000

*Director is not an “interested person” of the Fund (as defined in the 1940 Act), also referred to as an “Independent Director.”

Independent Directors and their Immediate Family Members

As of December 31, 2006, other than as described above under “Ownership,” no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2006, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

•	the Fund;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;

•	an investment adviser, the principal underwriter or affiliated person of the Fund; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2006, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	an investment adviser or the principal underwriter of the Fund; or
•	any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2006, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Fund, or officer thereof;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2006, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

•	the Fund, or officer thereof;
•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2006, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	32,250	0	0	32,250
S. Zisman	32,250	0	0	32,250

*As of December 31, 2006, there were thirty-one funds for which the Directors serve as Directors, all of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities, Inc. each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-800-537-2033, or writing to: Secretary, Maxim Series, Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios is also available on the SEC's website at http://www.sec.gov .

INVESTMENT ADVISORY SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the investment advisory agreement with the Fund (the “Investment Advisory Agreement”), MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, May 1, 2005, May 1, 2006 and December 12, 2006. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2008, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

In approving the Investment Advisory Agreement and the sub-advisory agreements with each Sub-Adviser ("Sub-Advisory Agreements"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of MCM and of the Sub-Advisers to discuss portfolio management strategies, benchmark index tracking for each Index Portfolio and performance of each Portfolio. The Board also considers MCM’s and each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios and procedures MCM and each Sub-Adviser use for obtaining best execution for transactions in the Portfolios.

With respect to the nature, scope and quality of the services provided by MCM and each Sub-Adviser, the Board considered, among other things, MCM’s and each Sub-Adviser’s personnel, experience, resources and track record, their ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting by the Sub-Advisers as appropriate with MCM, and performing research and obtaining and evaluating the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered MCM’s and each Sub-Adviser’s reputation for management of their specific investment strategies, MCM’s and each Sub-Adviser’s overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to Sub-Advisers by MCM, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to MCM and its affiliates in relation to the quality of all services provided as well as the overall profitability to MCM and its affiliates.

Management Fees

Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of a Portfolio's average net assets as described in the Prospectus.

Sub-Advisers

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. (“Alliance”) began serving as the Sub-Adviser to the Maxim Bernstein International Equity Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005, approved by the Board of Directors on June 13, 2005. Alliance, registered as an investment adviser under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

MCM is responsible for compensating Alliance, which receives monthly compensation for the Portfolio at the annual rate of .55% on the first $150 million, .50% on the next $150 million, and .45% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the Alliance Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. John Mahedy are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Alliance Global Value Investment Policy Group also has day-to-day management responsibilities.* The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2006.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Sharon Fay	98	53,230	125	31,461	39,694	179,930	3	11,259	5	892	118	25,337
Kevin Simms	98	53,230	126	31,510	39,694	179,930	3	11,259	8	6,842	118	25,337
Henry D'Auria	56	31,051	105	26,615	699	120,036	2	4,170	5	892	105	21,986
John Mahedy	88	50,193	114	26,202	39,592	154,526	3	11,259	2	987	83	14,039

* Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client’s country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Alliance Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)         Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)         Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii)        Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same Alliance Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv)        Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Ownership of Securities

None of the Portfolio managers own shares of the Portfolio.

ARIEL CAPITAL MANAGEMENT, LLC

Ariel Capital Management, LLC ("Ariel") serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation at the annual rate of .40% of the average daily net asset value of the Maxim Ariel Small-Cap Value Portfolio up to $5 million, .35% on the next $10 million, .30% on the next $10 million, and .25% of such value in excess of $25 million. Ariel receives compensation at the annual rate of 0.50% of the average daily net asset value of the Maxim Ariel Midcap Value Portfolio on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value and Maxim Ariel Midcap Value Portfolios and all other accounts managed in the same investment style by Ariel. As of December 31, 2006, John W. Rogers, Jr. managed six other registered investment companies totaling $7,299.1 million, one pooled vehicle totaling $110.8 million, and 171 other accounts totaling $8,629.3 million.

Conflicts of Interest Policy

All accounts are managed using a model portfolio. Investment decisions are allocated across all accounts in a strategy, which limits the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by the Adviser’s Board of Directors and is composed of (i) a base salary that is calculated based upon market factors for CEOs of comparable advisory firms; (ii) a quarterly bonus that is

_________________________

1            Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

related to the profitability of the Adviser; (iii) an annual incentive award based upon goals set by the Adviser’s Board of Directors that are tied to the annual performance of the funds he manages, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual goals; (iv) a stock grant that is based upon Mr. Rogers’ contribution to the Adviser and his perceived value in the market place; and (v) a contribution to Mr. Rogers’ portion of the Adviser’s profit sharing plan that is based upon criteria used for all employees of the Adviser. There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by the Adviser’s Board of Directors at the beginning of each year. Mr. Rogers, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of the Adviser, controls the Adviser.

Ownership of Securities

Mr. Rogers does not have any personal ownership in the Maxim Ariel Small Cap Value or Maxim Ariel Mid Cap Value Portfolios.

BNY INVESTMENT ADVISORS

Effective April 1, 2003, BNY Investment Advisors (“BNY”) began serving as the Sub-Adviser to the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios (the “Equity Index Portfolios”) pursuant to a Sub-Advisory Agreement dated effective April 1, 2003, approved by the Board of Directors on February 13, 2003, and a Sub-Advisory Agreement dated effective June 30, 2003, approved by the Board of Directors on April 10, 2003. BNY is a separately identifiable division of The Bank of New York, a New York State chartered bank.

MCM is responsible for compensating BNY, which receives monthly compensation for the Equity Index Portfolios at the annual rate of .02% on net assets for each Equity Index Portfolio.

Other Accounts Managed

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Equity Index Portfolios. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Scott Hammond and Mr. Robert McGrath. In addition to the Equity Index Portfolios, as of December 31, 2006, the Quantitative Equity Management Team was responsible for the management of two mutual funds with assets totaling $600 million, eleven collective trust portfolios with assets totaling $6.34 billion, and 80 other accounts with assets totaling $14.69 billion. None of the other accounts managed by the Quantitative Equity Management Team have performance-based fees.

Conflicts of Interest Policy

BNY is unaware of any conflicts of interest between the portfolio managers of the Quantitative Equity Management Team and the management of the Fund’s investments or the investments of other index accounts.

Compensation.

The BNY Quantitative Equity Management Team compensation package consists of base and bonus, plus other bank components such as 401(k), defined contribution plan and benefits. The majority of the bonus pool for the team is driven by the success of both short (1 year) and longer term performance (3 and 5 year). Success is determined by relative performance versus the passive benchmark and peer group rankings. The head of the team's bonus is determined by the head of Institutional Asset Management and the head of BNY Asset Management. The head of the team then determines, in conjunction with the head of Institutional Asset Management, the bonuses for the team members. Bonuses are determined by performance contribution to team, evaluated using quantitative judgments based on performance attribution (approximately 80%) and qualitative judgments based on revenue retention, client interaction and contribution to the team dynamic (approximately 20%). The bonus consists of cash, deferred cash, stock grants and stock options. Deferral is considered for greater incentive earners particularly as awards increase.

Ownership of Securities.

None of the Quantitative Equity Management Team has any beneficial interest in the accounts managed for the Fund.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Federated is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation at the annual rate of .15% on the first $100 million, .12% on the next $150 million, and .10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski, Christopher J. Smith, and John T. Gentry are the portfolio managers of the Maxim Federated Bond Portfolio. The high-yield portion of the Maxim Federated Bond Portfolio is managed by Mr. Mark E. Durbiano, CFA. In addition to the Maxim Federated Bond Portfolio, as of December 31, 2006, Mr. Ostrowski managed two other pooled investment vehicles with assets totaling $20.11 million and eleven other accounts with assets totaling $681.45 million. As of December 31, 2006, Mr. Smith managed six other registered investment companies with assets totaling $1,259.17 million and eight other accounts with assets totaling $463.66 million. As of December 31, 2006, Mr. Gentry managed one other registered investment company with assets totaling $17.18 million, three other pooled investment vehicle with assets totaling $50.74 million and eighteen other accounts with assets totaling $802.35 million. As of December 31, 2006, Mr. Durbiano managed eight other registered investment companies with assets totaling $3,195.92 million, three other pooled investment vehicle with assets totaling $238.01 million and three other accounts with assets totaling $84.35 million. None of the accounts managed by the Federated portfolio managers have an advisory fee that is based on the performance of the account.

Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s five major taxable fixed income product groups (international fixed income, high yield, corporate/cross sector, government/mortgage-backed, and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. account benchmarks, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by Federated’s senior management.

Client Satisfaction and Service is assessed by Federated’s senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.

Christopher Smith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Account's benchmark (i.e. Lehman Brothers Universal Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support activities, with input from sales management.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.

John Gentry is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Account's benchmark (i.e. Lehman Brothers Universal Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gentry is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. Additionally, a portion of Mr. Gentry’s Investment Product Performance score is based on the performance of portfolios for which he provides fundamental credit research.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable accounts (e.g., a subset of funds in the same category as established by Lipper). Mr. Durbiano manages only the high yield portion of the Fund’s portfolio, performance is accessed vs. the Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mark Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mark Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers.

Client Satisfaction and Service is assessed by Federated’s senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.

Ownership of Securities

None of the Federated Portfolio Managers own shares of the Maxim Federated Bond Portfolio.

FRANKLIN ADIVSERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005, approved by the Board of Directors on June 13, 2005. FAI is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of February 28, 2007, Franklin, together with its affiliates, had approximately $564 billion in assets under management.

MCM is responsible for compensating FAI, which receives monthly compensation for the Portfolio at the annual rate of .30% on the first $100 million, .275% on the next $200 million, and .25% on all amounts over $300 million.

Other Accounts Managed

The Portfolio is managed by a team of portfolio managers. Dr. Michael Hasenstab, a Portfolio co-manager, is vice president, co-director, and portfolio manager for Franklin Templeton Investments’ International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2006, Dr. Hasenstab managed eleven registered investment company accounts, with assets totaling $7,531million, and seventeen other pooled investment vehicles, with assets totaling $8,250 million, none of which have performance-based fees.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

▪

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪

Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio manager does not own any equity securities in the Portfolio.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) began serving as the Sub-Adviser to the Maxim MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated _______________, 2007, approved by the Board of Directors on September 12, 2007. GSAM is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for the Portfolio at the annual rate of .40% on the first $100 million, .35% on the next $600 million, and .32% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the GSAM Global Quantitative Equity Team. Melissa R. Brown, Robert C. Jones, Andrew W. Alford and Mark Carhart are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the GSAM GQE Team also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the period ended September 30, 2007.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Robert Jones
Registered Investment Companies:	67	$27,946	- 0 -	- 0 -
Other Pooled Investment Vehicles:	41	$22,882	11	$1,276
Other Accounts:	709	$82,743	29	$9,186
Melissa Brown
Registered Investment Companies:	67	$27,946	- 0 -	- 0 -
Other Pooled Investment Vehicles:	41	$22,882	11	$1,276
Other Accounts:	709	$82,743	29	$9,186
Andrew Alford
Registered Investment Companies:	67	$27,946	- 0 -	- 0 -
Other Pooled Investment Vehicles:	41	$22,882	11	$1,276
Other Accounts:	709	$82,743	29	$9,186
Mark Carhart
Registered Investment Companies:	67	$27,946	- 0 -	- 0 -
Other Pooled Investment Vehicles:	41	$22,882	11	$1,276
Other Accounts:	709	$82,743	29	$9,186

Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing the Portfolio, one or more of the series of funds under the Goldman Sachs Trust, as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the series of funds under the Goldman Sachs Trust and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation

Quantitative Domestic Equity Portfolio Management Team’s Base Salary and Performance Bonus.

GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.

Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Ownership of Securities

None of the Portfolio Managers own shares in the Maxim MidCap Value Portfolio. As a matter of policy, GSAM portfolio managers are prohibited from investing in the funds for which GSAM serves as sub-adviser.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

INVESCO Global Asset Management (N.A.), Inc. (“IGAM)” serves as the Sub-Adviser to the Maxim INVESCO ADR Portfolio (the “INVESCO ADR Portfolio”) pursuant to a Sub-Advisory Agreement dated March 3, 1997, as amended. IGAM is an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

MCM is responsible for compensating IGAM, which receives monthly compensation at the annual rate of .55% on the first $50 million, .50% on the next $50 million, and .40% on assets over $100 million of the Maxim INVESCO ADR Portfolio.

Other Managed Accounts as of December 31, 2006

The IGAM investment team for the INVESCO ADR Portfolio is comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments in the Portfolio or other accounts under the direction of the Chief Investment Officer. The INVESCO ADR portfolio managers with the most significant responsibility within the investment team are Erik B. Granade, CFA, W. Lindsay Davidson, Ingrid E. Baker, CFA, Michele T. Garren, CFA and Kent A. Starke. In addition to the INVESCO ADR Portfolio, as of December 31, 2006, the team managed two registered investment companies with assets totaling $672,969,013, 9 unregistered pooled investment vehicles with assets totaling $2,570,577,554, and 121 other accounts with assets totaling $14,355,804,859.

Potential Conflicts of Interest

Actual or apparent conflict of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INVESCO seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline using the same investment models. If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, INVESCO has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions, INVESCO determines which broker to use to execute the transaction, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, INVESCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, INVESCO may place separate, non-simultaneous, transactions for accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

Actual or potential conflict of interest may also arise in situations where INVESCO employees, particularly portfolio personnel, purchase or sell securities in accounts in which they have beneficial interest at times when such securities are the subject of investment consideration for INVESCO client accounts managed by such personnel. While INVESCO permits parallel investing by employees in securities acquired by INVESCO for its clients, subject to restrictions imposed by the Code of Ethics, the Code articulates a general principle against conflict of interests as follows:

"No Employee may knowingly buy, sell or dispose of a personal security investment that would favor, or appear to favor his or her interest above the interests of INVESCO clients."

In addition, an Access Employee who is a portfolio manager or an analyst supporting the portfolio management team, is prohibited from knowingly buying or selling any security within 7 calendar days before or after a trade in that security involving an INVESCO client that she or he manages.

Finally, the appearance of a conflict of interest may arise where INVESCO has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

INVESCO has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

INVESCO seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

Base salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual’s experience and responsibilities through the use of an independent compensation survey of the investment management industry.

Annual Bonus. Each portfolio manager is paid an annual cash bonus. Generally, the majority of the bonus is performance driven, based on the success of the team’s investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor’s Chief Investment Officer and Chief Executive Officer.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Ownership of Securities

None of the members of the IGAM Investment Team own equity securities in the Maxim INVESCO ADR Portfolio.

INVESCO INSTITUTIONAL (N.A.), INC.

Invesco Institutional (N.A.), Inc. (“Invesco”) began serving as the Sub-Adviser to the Maxim Small Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated _______________, 2007, approved by the Board of Directors on September 12, 2007. Invesco, a wholly owned subsidiary of Invesco Ltd., is registered as an investment adviser with the Securities and Exchange Commission and has its principal business address at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for the Portfolio at the annual rate of .50% on the first $100 million,.45% on the next $100 million, .30% on the next $200 million and .20% thereafter.

Other Accounts Managed

Daniel A. Kostyk, Jeremy Lefkowitz, Anthony J. Munchak, Glen E. Murphy and Francis M. Orlando are the portfolio managers of the Maxim Small Cap Value Portfolio. As December 31, 2006, Mr. Kostyk managed three other registered mutual funds with assets totaling $461,000,000, seven other pooled investment vehicles with assets totaling $496,200,000 and 57 other accounts with assets totaling $4,682,100,000. As of December 31, 2006, Mr. Lefkowitz managed five other registered mutual funds with assets totaling $687,000,000, 21 other pooled investment vehicles with assets totaling $2,738,700,000 and 134 other accounts with assets totaling $12,784,900,000. As December 31, 2006, Mr. Munchak managed three other registered mutual funds with assets totaling $461,000,000, seven other pooled investment vehicles with assets totaling $496,200,000 and 57 other accounts with assets totaling $4,682,100,000. As December 31, 2006, Mr. Murphy managed three other registered mutual funds with assets totaling $461,000,000, seven other pooled investment vehicles with assets totaling $496,200,000 and 57 other accounts with assets totaling $4,682,100,000. As December 31, 2006, Mr. Orlando managed three other registered mutual funds with assets totaling $461,000,000, seven other pooled investment vehicles with assets totaling $496,200,000 and 57 other accounts with assets totaling $4,682,100,000.

Conflict of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are use in connection with the management of the Portfolio.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Portfolio, Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•

Finally, the appearance of a conflict may arise where Invesco has an incentive, such as performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio manages receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•

Base salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual’s experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•

Annual bonus. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager’s base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team’s investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by Invesco’s Chief Investment Officer and Chief Executive Officer.

•

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio manages also participate in benefit plans and program available generally to all employees.

Ownership of Securities

None of the Portfolio Managers has any personal ownership in the Maxim Small Cap Value Portfolio.

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003, as amended. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation at the annual rate of .50% on the first $250 million, .45% on the next $500 million, .40% on the next $750 million and .35% on all amounts over $1.5 billion on the Maxim Janus Large Cap Growth Portfolio.

Other Accounts Managed

Scott Schoelzel, an Executive Vice President of Janus, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. In addition to the Maxim Janus Large Cap Growth Portfolio, as of December 31, 2006, Mr. Schoelzel managed 16 registered investment companies with assets totaling $14,798,058.49, one pooled investment vehicle with assets totaling $ 38,653,708.90, and 10 other accounts with assets totaling $259,529,465.90. None of the other accounts managed have performance-based fees.

Material Conflicts

A Janus portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Mr. Schoelzel does not own shares of the Maxim Janus Large Cap Growth Portfolio.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles serves as investment manager to a variety of investors, including individuals, retirement plans, corporations, mutual funds and others. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of IXIS Asset Management Holdings, LLC, which is in turn a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. ("IXIS USG."). IXIS USG owns the entire limited partnership interest in Loomis Sayles. IXIS USG is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: Natixis (formerly Natixis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional saving banks known as the Caisses d'Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. The 14 principal subsidiary or affiliated asset management firms of IXIS USG collectively had over $247 billion in assets under management or administration at December 31, 2006.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation at the annual rate of .50% on the first $10 million, .45% on the next $15 million, .40% on the next $75 million and .30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. Including this Portfolio, as of December 31, 2006, Mr. Fuss managed 14 registered investment company accounts with assets totaling $18,172,300,069, 4 other pooled investment vehicles with assets totaling $294,470,978, and 84 other accounts with assets totaling $10,397,354,943. A performance-based fee is paid with respect to 4 of the 84 other accounts with an aggregate of $774,558,003 in assets.

Joseph R. Gatz and Daniel G. Thelen have co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999. Including this Portfolio, as of December 31, 2006, Mr. Gatz managed 4 registered investment company accounts with assets totaling $1,614,925,243 and 22 other accounts with assets totaling $678,710,163, including one account with a value of $10,201,534 for which a performance fee is paid to Loomis Sayles. As of December 31, 2006, Mr. Thelen also managed 4 registered investment company accounts with assets totaling $1,614,925,243 and 19 other accounts with assets totaling $193,154,416, none of which include performance-based fees.

Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Merrill Lynch Corporate/Government Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers. Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

None of the portfolio managers own shares of the Portfolios they manage.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth pursuant to a Sub-Advisory Agreement dated May 1, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., an insurance company.

MCM is responsible for compensating MFS, which receives monthly compensation at the annual rate of .35% on all assets of the Maxim MFS International Growth Portfolio.

Other Account Managed

The Maxim MFS International Growth Portfolio is co-managed by David R. Mannheim and Marcus L. Smith. As of December 31, 2006, Mr. Mannheim managed 17 registered investment company accounts with assets totaling $11,750,893,649, five other pooled investment vehicles with assets totaling $2,143,149,544, and 97 other accounts with assets totaling $22,896,322,910. Seven of the other accounts, with assets totaling $1,296,474,902, have performance-based fees.

As of December 31, 2006, Mr. Smith managed 13 registered investment company accounts with assets totaling $10,153,488,724, no pooled investment vehicles, and 29 other accounts with assets totaling $6,699,223,209. One of the other accounts has performance-based fees with assets totaling $28,570,122.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

• Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

• Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors

Ownership of Securities

Neither of the MFS portfolio managers own any equity securities in the Maxim portfolios they manage.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for the Maxim T. Rowe Price Equity/Income Portfolio at the annual rate of .40% on the first $500 million and .35% on all assets over $500 million and for the Maxim T. Rowe Price MidCap Growth Portfolio at the annual rate of .50% on all assets of the Portfolio.

Other Account Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio. The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Maxim T. Rowe Price MidCap Growth Portfolio and work with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

List other accounts managed by the portfolio manager.

Brian C. Rogers:

	Number of Accounts	TOTAL Assets
➢ registered investment companies:	15	$33,113.8 million
➢ other pooled investment vehicles:	1	$407.1 million
➢ other accounts:	16	$1,621.1 million

As of 12/31/2006. Does not include Maxim T. Rowe Price Equity/Income Portfolio.

None of the accounts listed above have performance-based fees.

Brian W.H. Berghuis

	Number of Accounts	TOTAL Assets
➢ registered investment companies:	7	$18,691.6 million
➢ other pooled investment vehicles:	1	$276.9 million
➢ other accounts:	5	$952.5 million

As of 12/31/2006. Does not include Maxim T. Rowe Price MidCap Growth Portfolio.

None of the accounts listed above have performance-based fees.

Donald J. Peters:

	Number of Accounts	TOTAL Assets
➢ registered investment companies:	14	$2,883.1 million
➢ other pooled investment vehicles:	0	--
➢ other accounts:	36	$2,140.9 million

As of 12/31/2006. Does not include Maxim T. Rowe Price MidCap Growth Portfolio.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation”

section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

As of 12/31/2006.

Portfolio Manager	Maxim Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Brian Rogers	Maxim T. Rowe Price Equity/Income Fund	None

Portfolio Manager	Maxim Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Brian Berghuis	Maxim T. Rowe Price MidCap Growth Fund	None
Don Peters	Maxim T. Rowe Price MidCap Growth Fund	None

TRUSCO CAPITAL MANAGEMENT, INC.

Trusco Capital Management, Inc. (“Trusco”) serves as the Sub-Adviser to the Maxim Trusco Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005, approved by the Board of Directors on June 13, 2005. Trusco, an investment adviser registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Trusco, which receives monthly compensation at the annual rate of 0.40% on net assets of the Maxim Trusco Small-Cap Growth Portfolio.

Other Accounts Managed

As of February 8, 2007, Mr. Guinther also manages 8 other separate accounts with approximately $1,114,249,734 in total assets; and Mr. Foster manages 6 other separate accounts with approximately $17,975,675 in total assets.

Trusco’s advisory fee was not based on performance for any of the aforementioned registered investment companies, other pooled investment vehicles, or other accounts.

Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Trusco has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Trusco believes is fair and equitable.

Compensation

Portfolio managers earn competitive salaries from Trusco. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund’s pre-tax total returns to that same fund’s benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund’s market value, its relative strategic importance to Trusco and its clients, as well as its potential asset growth.

All full-time employees of Trusco, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

•

401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Trusco, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Trusco’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

•

Stock Option Awards – Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

•

Restricted Stock Awards – Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with Trusco, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

As of December 31, 2006, neither Christopher Guinther nor Jim Foster beneficially owned any shares of the Maxim Trusco Small-Cap Growth Portfolio.

WESTERN ASSET MANAGEMENT COMPANY

Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, Inc., serves as the Sub-Adviser to the Maxim High Yield Bond Portfolio pursuant to a Sub-Advisory Agreement, dated December 12, 2006, which is the same in all substantive respects to the previous Sub-Advisory Agreement, dated December 1, 2005, with Salomon Brothers Asset Management, Inc. Effective December 1, 2005, Legg Mason assumed control of substantially all of the asset management business of Citigroup, Inc., the former parent company of Salomon Brothers Asset Management, Inc. The current Sub-Advisory Agreement reflects a corporate reorganization of Legg Mason’s investment management business, and did not result in a change of actual control or management of the Portfolio’s Sub-Adviser.

MCM is responsible for compensating Western Asset, which receives monthly compensation at the annual rate of .40% on net assets for the Maxim High Yield Bond Portfolio. Western Asset provides investment advisory assistance and portfolio management advice to MCM. Subject to review and supervision by MCM and the Board of Directors of the Fund, Western Asset is responsible for the actual management of the Maxim High Yield Bond Portfolio and for making decisions to buy, sell or hold any particular securities. Western Asset bears all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management for the Maxim High Yield Bond Portfolio.

Other Accounts

As of December 31, 2006, in addition to the Maxim High Yield Bond Portfolio, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	135	$101,613,779,872	0	0
Other pooled investment vehicles	119	$125,569,214,103	0	0
Other accounts	953	$274,000,744,331	96	$31,138,791,430

Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	135	$101,613,779,872	0	0
Other pooled investment vehicles	119	$125,569,214,103	0	0
Other accounts	953	$274,000,744,331	96	$31,138,791,430

Michael C. Buchanan

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	28	$8,652,521,846	0	0
Other pooled investment vehicles	6	$3,341,578,378	0	0
Other accounts	10	$8,036,484,120	11	$779,577,078

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2006:

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None

MAXIM PROFILE I AND II PORTFOLIOS

The Maxim Profile Portfolios (the “Profile Portfolios”) are managed by an Advisory Committee chaired by Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios and works with the committee in developing and executing the Profile Portfolios’ investment program. Other than the Profile Portfolios, as of December 31, 2006, Mr. Corbett does not manage any registered investment companies, pooled investment vehicles or other accounts.

MCM is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Profile Portfolios' investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio Manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the Portfolio Manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the Portfolio Manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the

Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

The Portfolio manager has the following ownership in Portfolios of the Fund:

Maxim Aggressive Profile II Portfolio – between $50,001 - $100,000

Maxim Index 600 Portfolio – between $10,001 - $50,000

MAXIM U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT MORTGAGE SECURITIES, SHORT DURATION BOND, AND BOND INDEX PORTFOLIOS

The Maxim U.S. Government Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher, who is supported by Bruce Masters, Duong Nguyen and Thone Gdovin. Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Securities Portfolio since 1993. She has served as manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004.

In addition to the Maxim portfolios managed by her, as of December 31, 2006, Ms. Tocher manages three other pooled investment vehicles with assets totaling $195.4 million and twenty-six other accounts with assets totaling $3,154.3 billion. None of these accounts have performance-based fees.

MCM is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Profile Portfolios' investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio Manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the Portfolio Manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the Portfolio Manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Factors include investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

The Portfolio managers have the following ownership in Portfolios of the Fund:

Cathe Tocher

Maxim Ariel Small Cap Value Portfolio - between $10,001 - $50,000

Maxim Bond Index Portfolio - between $1 and $10,000

Maxim U.S. Government Securities Portfolio - between $1 and $10,000

Maxim Moderate Profile II Portfolio – between $10,0001 - $50,000

Principal Underwriter

Effective March 31, 2006, the Fund entered into a principal underwriting agreement with GWFS Equities, Inc. (“GWFS Equities”), 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities replaced Greenwood Investments, LLC as principal underwriter for the Fund. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority, Inc., formerly NASD. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund.

Compensation received by principal underwriter during the Fund's last fiscal year:

Name of	Underwriting	Compensation

Principal	Discounts and	on Redemptions	Brokerage	Other
Underwriter	Commissions	and Repurchases	Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Greenwood

Investments, LLC	-0-	-0-	-0-	-0-

For the past three fiscal years, MCM was paid a fee for its services to the Fund as follows:

Portfolio	2006	2005	2004
Maxim Money Market	$1,547,538	$1,332,735	$1,876,731
Maxim Stock Index	$3,022,613	$3,170,934	$3,477,891
Maxim Bond Index	$730,466	$626,756	$652,619
Maxim U.S. Government Securities	$1,638,084	$1,562,562	$1,658,559
Maxim Index 600	$1,469,002	$1,220,327	$887,701
Maxim Bernstein International Equity	$3,288,870	$3,068,192	$2,536,684
Maxim Ariel Small-Cap Value	$5,808,848	$6,303,327	$5,002,134
Maxim Ariel MidCap Value	$4,597,958	$4,301,083	$3,568,304
Maxim Loomis Sayles Bond	$2,792,706	$2,536,854	$2,226,875
Maxim Loomis Sayles Small-Cap Value	$2,427,499	$1,772,570	$1,467,564
Maxim T. Rowe Price Equity/Income	$7,513,612	$6,488,605	$5,527,133
Maxim Trusco Small-Cap Growth	$1,042,997	$1,211,635	$2,043,759
Maxim INVESCO ADR	$2,595,082	$2,538,615	$1,954,990
Maxim Short Duration Bond	$181,942	$438,169	$1,721,199
Maxim T. Rowe Price MidCap Growth	$4,193,345	$3,439,771	$3,163,437
Maxim Aggressive Profile I	$253,667	$206,615	$169,393
Maxim Moderately Aggressive Profile I	$556,751	$472,227	$388,605
Maxim Moderate Profile I	$610,504	$517,993	$379,989
Maxim Moderately Conservative Profile I	$133,658	$120,084	$102,157
Maxim Conservative Profile I	$101,897	$95,560	$87,491
Maxim Global Bond	$3,229,884	$3,038,153	$2,337,205
Maxim High Yield Bond	$1,658,673	$1,397,746	$1,307,755
Maxim Federated Bond	$845,498	$787,697	$796,034
Maxim MFS International Growth	$2,481,593	$2,649,774	$2,052,841
Maxim Janus Large Cap Growth	$3,528,134	$3,527,446	$3,196,977
Maxim S&P 500 Index® Portfolio	$4,308,707	$3,966,836	$3,739,313
Maxim Aggressive Profile II	$743,692	$683,798	$599,217
Maxim Moderately Aggressive Profile II	$86,308	$74,682	$66,460
Maxim Moderate Profile II	$1,086,589	$998,587	$902,458
Maxim Moderately Conservative Profile II	$20,626	$18,359	$15,992
Maxim Conservative Profile II	$214,845	$213,457	$202,055

Sub-Advisory Fees

For the past three fiscal years, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2006	2005	2004
Maxim Bernstein International EquityÄ	$1,705,522	$1,489,917	$1,177,388
Maxim Ariel Small-Cap Value	$1,474,450	$1,598,018	$1,271,553
Maxim Ariel MidCap Value	$1,577,433	$1,483,219	$1,250,325
Maxim Loomis Sayles Bond	$931,286	$845,566	$742,261
Maxim Loomis Sayles Small-Cap Value	$846,387	$649,212	$557,756
Maxim T. Rowe Price Equity/Income	$3,539,248	$3,088,585	$2,703,128
Maxim T. Rowe Price MidCap Growth	$2,097,384	$1,719,682	$1,583,568
Maxim Trusco Small-Cap Growth+	$439,369	$512,002	$860,374
Maxim MFS International Growth	$723,622	$772,621	$598,992
Maxim INVESCO ADR	$1,163,008	$1,140,319	$907,091

Maxim Global Bond++	$708,400	$786,789	$728,189
Maxim High Yield Bond#	$603,514	$508,226	$505,196
Maxim Janus Large Cap Growth	$1,637,388	$1,636,757	$1,494,325
Maxim Stock Index*	$100,747	$105,696	$116,022
Maxim Index 600*	$48,989	$40,678	$29,583
Maxim S&P 500 Index®*	$143,665	$132,237	$124,628
Maxim Federated Bond	$174,985	$165,024	$166,571

(Templeton Investment Counsel, LLC ("TIC") served as the Sub-Adviser to the Maxim Templeton® International Equity Portfolio prior to July 5, 2005. Beginning July 5, 2005, Alliance Capital Management, L.P. began serving as Sub-Adviser to the Portfolio, which was renamed the Maxim Bernstein International Equity Portfolio at that time.

* Barclays Global Fund Advisors served as Sub-Adviser to the Equity Index Portfolios prior to April 1, 2003. Beginning April 1, 2003, BNY Investment Advisors is Sub-Adviser to the Equity Index Portfolios.

+ INVESCO Funds Group, Inc. served as Sub-Adviser to the Maxim Small-Cap Growth Portfolio prior to July 1, 2003. Beginning July 1, 2003, Massachusetts Financial Services Company began serving as Sub-Adviser to the Maxim MFS Small-Cap Growth Portfolio. On July 5, 2005, Trusco took over as sub-adviser to the Portfolio, which was renamed the Maxim Trusco Small-Cap Growth Portfolio at that time.

++Pareto Partners served as Sub-Adviser to the Global Bond Portfolio prior to August 30, 2004, after which Standish Mellon Asset Management took over as Sub-Adviser. On July 5, 2005, Franklin Advisors, Inc. began serving as Sub-Adviser for the Maxim Global Bond Portfolio.

# Janus Capital Management LLC served as Sub-Adviser to the Maxim Janus High Yield Bond Portfolio prior to August 2, 2004. Beginning August 2, 2004, Salomon Brothers Asset Management Inc. began serving as Sub-Adviser to the Portfolio, which was renamed Maxim Salomon Brothers High Yield Bond Portfolio. Western Asset Management Company now serves as Sub-Adviser to the Portfolio (renamed Maxim High Yield Bond Portfolio), pursuant to a subsequent agreement entered into as of December 12, 2006.

Payment of Expenses

MCM provides investment advisory services and pays all compensation of and furnishes office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of MCM or any of its affiliates.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, Independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services. The amounts of such expense reimbursements for the Fund's fiscal years ended December 31, 2006, 2005, and 2004 were $95,195, $67,558, and $90,701 respectively. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

MCM has agreed to pay any expenses which exceed an annual rate (including the management fee) of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Trusco Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim INVESCO ADR Portfolio; and 1.20% of the average daily net assets of the Maxim Bernstein International Equity Portfolio.

Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

The Fund has entered into an arrangement with BNY Brokerage Inc. (“BNY Brokerage”) under which it will direct certain of its Sub-Advisers to effect brokerage transactions through BNY Brokerage, provided such transactions can be effected in a manner consistent with the Fund’s policy of seeking to obtain the most favorable net results. When a participating portfolio uses BNY Brokerage to effect a transaction, BNY Brokerage will rebate a percentage of the net commissions paid to it for the transaction back to the portfolio that requested the transaction (the “Commission Recapture Arrangement”). All commissions paid to BNY Brokerage upon which the rebate percentages are calculated will be based upon normal institutional commission rates, or rates which are otherwise negotiated by the Fund or a Sub-Adviser. The following Portfolios participate in the Fund’s Commission Recapture Arrangement with BNY Brokerage: Maxim Janus Large Cap Growth Portfolio; Maxim MFS International Growth Portfolio;

Maxim Bernstein International Equity Portfolio; Maxim Ariel MidCap Value Portfolio; Maxim Ariel Small-Cap Value Portfolio; Maxim Loomis Sayles Small-Cap Value Portfolio; Maxim T. Rowe Price Equity/Income Portfolio; Maxim Trusco Small-Cap Growth Portfolio; Maxim INVESCO ADR Portfolio; Maxim T. Rowe Price MidCap Growth Portfolio; Maxim Small Cap Value Portfolio; and Maxim Mid Cap Value Portfolio.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim Federated Bond, Maxim U.S. Government Securities, Maxim Short Duration Bond, Maxim High Yield Bond and the Maxim Profile Portfolios for the years ended December 31, 2004 through December 31, 2006. For the years 2004, 2005 and 2006 the Portfolios paid commissions as follows:

Portfolio	2006	2005	2004
Maxim Stock Index	$28,667	$24,892	$27,356
Maxim Bernstein International Equity	$431,117	$619,798	$346,921
Maxim Index 600	$24,684	$21,095	$20,972
Maxim Ariel Small-Cap Value	$482,364	$329,939	$370,132
Maxim Ariel MidCap Value	$270,781	$309,171	$281,292
Maxim Loomis Sayles Small-Cap Value	$380,383	$371,518	$333,120
Maxim T. Rowe Price Equity/Income	$295,001	$338,299	$391,788
Maxim Trusco Small-Cap Growth	$496,055	$1,317,148	$1,250,449
Maxim INVESCO ADR	$225,541	$306,670	$179,907
Maxim Loomis Sayles Bond	$1,830	$5,397	$2,047
Maxim T. Rowe Price MidCap Growth	$296,726	$218,837	$356,416
Maxim MFS International Growth	$453,984	$498,954	$350,366
Maxim Janus Large Cap Growth	$232,780	$223,041	$162,134
Maxim S&P 500 Index®	$26,885	$15,390	$19,584
Maxim Global Bond	$----------	$89,998	$----------

Portfolio Turnover

The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Portfolio.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Portfolio (other than the Maxim Money Market Portfolio) for 2006 and 2005 is as follows:

Portfolio	2006	2005
Maxim Money Market	--------	-------
Maxim Stock Index	7.83%	8.19%
Maxim Bond Index	30.49%	24.39%
Maxim U.S. Government Securities*	46.58%	46.40%
Maxim Index 600	28.14%	21.74%
Maxim High Yield Bond	80.70%	50.80%
Maxim Janus Large Cap Growth	69.04%	48.27%
Maxim MFS International Growth	50.49%	49.11%
Maxim Federated Bond	62.84%	32.96%
Maxim Bernstein International Equity	36.08%	105.51%
Maxim S&P 500 Index®	10.72%	9.97%
Maxim Ariel MidCap Value	30.45%	34.74%
Maxim Ariel Small-Cap Value	24.13%	20.12%
Maxim Loomis Sayles Small-Cap Value	60.84%	62.49%
Maxim Loomis Sayles Bond	36.73%	38.48%
Maxim T. Rowe Price Equity/Income	23.38%	26.68%
Maxim Trusco Small-Cap Growth	146.38%	228.65%
Maxim INVESCO ADR Portfolio	33.84%	35.83%
Maxim Short Duration Bond	77.87%	54.93%
Maxim T. Rowe Price MidCap Growth	42.08%	32.42%
Maxim Global Bond	46.42%	246.45%
Maxim Conservative Profile I	17.92%	45.14%
Maxim Moderately Conservative I	16.27%	56.53%
Maxim Moderate Profile I	13.40%	36.53%
Maxim Moderately Aggressive Profile I	16.86%	36.90%
Maxim Aggressive Profile I	13.65%	28.45%
Maxim Conservative Profile II	23.17%	43.41%
Maxim Moderately Conservative II	37.85%	60.44%
Maxim Moderate Profile II	21.02%	36.96%
Maxim Moderately Aggressive Profile II	32.93%	38.44%
Maxim Aggressive Profile II	21.79%	22.08%

*Pursuant to a reorganization effective July 15, 2006, Maxim U.S. Government Securities Portfolio merged with and into Maxim U.S. Government Mortgage Securities Portfolio, which upon effectiveness of the reorganization was renamed Maxim U.S. Government Securities Portfolio. The historical investment performance illustrated is for Maxim U.S. Government Securities Portfolio, formerly known as Maxim U.S. Government Mortgage Securities Portfolio.

PURCHASE AND REDEMPTION OF SHARES

As of December 31, 2006, the outstanding shares of the Fund were presently held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account

and Qualified Series Account of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, by FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and by GWL&A, which provided the initial capitalization for certain Portfolios.

The following tables list the name and percentage of ownership of each person who owned of record 5% or more of the shares of any Portfolio, as of December 31, 2006. The address of each Series Account owner, each Maxim Profile Portfolio owner included herein and for GWL&A is: 8515 E. Orchard Road, Greenwood Village, Colorado 80111. As a group, the officers and Directors of the Fund owned less than 1% of the Fund’s equity securities.

Maxim Money Market Portfolio

Record Owner	Percentage
FutureFunds Series Account	30.72%
FutureFunds II Series Account	18.10%
TNE Series (K) Account	13.26%
Detroit Medical Center	7.73%
OTC Great West Rollover IRA	5.20%

Maxim Bernstein International Equity Portfolio

Record Owner	Percentage
FutureFunds II Series Account	34.27%
Maxim Aggressive Profile II Portfolio	18.44%
FutureFunds Series Account	16.23%
Maxim Moderate Profile II Portfolio	16.00%

Maxim Stock Index Portfolio

Record Owner	Percentage
FutureFunds Series Account	70.58%
FutureFunds II Series Account	24.39%

Maxim Bond Index Portfolio

Record Owner	Percentage
FutureFunds II Series Account	64.78%
FutureFunds Series Account	7.72%
Vanguard Health Systems MA PROF	5.41%
Vanguard Health Systems MOD PROF	5.20%

Maxim U.S. Government Securities Portfolio

Record Owner	Percentage
FutureFunds II Series Account	42.68%
Maxim Moderate Profile II Portfolio	17.88%
FutureFunds Series Account	12.54%
Maxim Conservative Profile II Portfolio	7.01%

Maxim Index 600 Portfolio

Record Owner	Percentage
FutureFunds II Series Account	19.96%
FutureFunds Series Account	9.45%

Maxim Ariel Small-Cap Value Portfolio

Record Owner	Percentage
FutureFunds II Series Account	54.68%
FutureFunds Series Account	11.39%
Maxim Aggressive Profile II Portfolio	9.91%
Maxim Moderate Profile II Portfolio	9.57%

Maxim Loomis Sayles Bond Portfolio

Record Owner	Percentage
FutureFunds II Series Account	69.64%

FutureFunds Series Account	18.39%
TNE Series (K) Account	5.67%

Maxim Loomis Sayles Small-Cap Value Portfolio

Record Owner	Percentage
FutureFunds II Series Account	26.45%
Maxim Aggressive Profile II Portfolio	21.79%
Maxim Moderate Profile II Portfolio	21.04%
Maxim Moderate Profile I Portfolio	5.07%

Maxim Trusco Small-Cap Growth Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	34.10%
FutureFunds Series Account	26.69%
FutureFunds II Series Account	17.27%
Maxim Moderately Aggressive Profile I Portfolio	11.30%
Maxim Aggressive Profile I Portfolio	5.12%

Maxim T. Rowe Price Equity/Income Portfolio

Record Owner	Percentage
FutureFunds II Series Account	50.53%
Maxim Moderate Profile II Portfolio	10.49%
FutureFunds Series Account	9.89%
Maxim Aggressive Profile II Portfolio	11.28%

Maxim Ariel MidCap Value Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	30.31%
Maxim Moderate Profile II Portfolio	21.94%
FutureFunds II Series Account	13.90%
FutureFunds Series Account	13.08%

Maxim INVESCO ADR Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	24.07%
FutureFunds II Series Account	23.55%
Maxim Moderate Profile II Portfolio	20.92%
Maxim Moderately Aggressive Profile I Portfolio	6.38%
FutureFunds Series Account	5.28%
Maxim Moderate Profile I Portfolio	5.04%

Maxim Short Duration Bond Portfolio

Record Owner	Percentage
Maxim Conservative Profile II Portfolio	52.23%
FutureFunds II Series Account	24.80%
Maxim Conservative Profile I Portfolio	10.26%

Maxim Janus Large Cap Growth

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	31.47%
Maxim Aggressive Profile II Portfolio	21.74%
FutureFunds II Series Account	16.89%
Maxim Moderate Profile I Portfolio	7.59%
Maxim Moderately Aggressive Profile I Portfolio	7.21%
Maxim Conservative Profile II Portfolio	6.17%

Maxim High Yield Bond

Record Owner	Percentage

Maxim Moderate Profile II Portfolio	34.62%
Maxim Conservative Profile II Portfolio	20.36%
FutureFunds II Series Account	17.35%
Maxim Moderate Profile I Portfolio	8.35%
Maxim Moderately Aggressive Profile I Portfolio	7.92%

Maxim MFS International Growth

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	30.83%
Maxim Moderate Profile II Portfolio	26.79%
FutureFunds II Series Account	17.17%
Maxim Moderately Aggressive Profile I Portfolio	8.18%
Maxim Moderate Profile I Portfolio	6.46%

Maxim Federated Bond Portfolio

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	43.72%
Maxim Conservative Profile II Portfolio	17.14%
FutureFunds II Series Account	15.69%
Maxim Moderate Profile I Portfolio	10.54%
Maxim Moderately Conservative Profile I Portfolio	5.00%

Maxim T. Rowe Price MidCap Growth Portfolio

Record Owner	Percentage
FutureFunds II Series Account	29.96%
FutureFunds Series Account	21.85%
Maxim Aggressive Profile II Portfolio	17.52%
Maxim Moderate Profile II Portfolio	12.69%

Maxim S&P 500 Index® Portfolio

Record Owner	Percentage
FutureFunds II Series Account	71.65%
TNE Series (K) Account	8.52%

Maxim Global Bond Portfolio

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	42.87%
FutureFunds II Series Account	18.50%
Maxim Moderate Profile I Portfolio	10.34%
Maxim Moderately Aggressive Profile I Portfolio	9.82%
Maxim Conservative Profile II Portfolio	8.40%

Maxim Aggressive Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	97.34%

Maxim Moderately Aggressive Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	99.00%

Maxim Moderate Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	98.49%

Maxim Moderately Conservative Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	97.79%

Maxim Conservative Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	94.23%

Maxim Aggressive Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	80.04%
TNE Series (k) Account	9.92%

Maxim Moderately Aggressive Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	30.71%
TNE Series (K) Account	17.90%
OTC IRA 401K Direct Rollover QP	9.77%
Pacer International	7.03%
OTC FBO Borland Software Corp.	6.94%
Orchard Trust Super Stores Industries	6.21%
Watlow Electric	5.98%

Maxim Moderate Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	76.68%
TNE Series (K) Account	9.03%
Detroit Medical Center	5.98%

Maxim Moderately Conservative Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	25.98%
TNE Series (K) Account	23.48%
OTC IRA 401K Direct Rollover QP	13.95%
Detroit Medical Center	6.54%

Maxim Conservative Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	84.45%
TNE Series (K) Account	9.17%

INVESTMENT PERFORMANCE

The Portfolios may quote measures of investment performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Maxim Money Market Portfolio

In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation but not investment income) in the value of a hypothetical account having a balance of one share of the Money Market Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis by multiplying the base period return by (365/7).

The SEC also permits the Fund to disclose the effective yield of the Money Market Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

For the seven day period ending December 31, 2006, the Money Market Portfolio’s 7-day yield was 5.56% and its effective yield was 5.07%.

Other Portfolios

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(I+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	= ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

Each Portfolio may also publish its distribution rate and/or its effective distribution rate. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution. A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

2[( a - b + 1 )6 - 1 ]

(cd)

Where:	a =	net investment income earned during the period
b =	net expenses accrued for the period
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Portfolio over the time period covered . In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA:	P(1+T) to the power of N = ERV

WHERE:	T =	Average annual total return

N =       The number of years including portions of years where applicable for which the performance is being measured

ERV =  Ending redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio

P =        Opening redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

T =	[(ERV/P) to the power of 1/N]-1

Set forth below is a table showing each Portfolio’s inception date and its average annual total return for one, five and ten years or the life of the Portfolio for the periods ended December 31, 2006.

Portfolio	Inception Date	One Year	Five Years	Ten Years	Since Inception
Maxim High Yield Bond	5/21/03	10.12%			8.43%
Maxim Janus Large Cap Growth	5/21/03	2.38%			15.25%
Maxim MFS International Growth	5/21/03	27.69%			23.37%
Maxim Federated Bond	5/21/03	4.42%			2.55%
Maxim S&P 500® Index	9/08/03	15.21%			11.78%
Maxim Loomis Sayles Bond	11/1/94	11.10%	13.07%	9.26%
Maxim U.S. Government Securities	12/1/92	4.38%	4.43%	5.59%
Maxim Bond Index	12/1/92	3.81%	4.36%	5.38%
Maxim Short Duration Bond	8/1/95	5.78%	3.96%	5.07%
Maxim Global Bond	7/26/99	14.85%	7.53%		6.47%
Maxim Ariel MidCap Value	1/3/94	11.33%	8.36%	12.24%
Maxim T. Rowe Price MidCap Growth	7/1/97	6.75%	9.12%		11.33%
Maxim Ariel Small-Cap Value	12/1/93	12.56%	10.63%	12.22%

Maxim Loomis Sayles Small-Cap Value	11/1/94	18.02%	11.92%	11.65%
Maxim Trusco Small-Cap Growth	11/1/94	2.67%	0.58%	5.79%
Maxim Index 600	12/1/93	14.57%	11.83%	10.51%
Maxim Bernstein International Equity	12/1/93	35.85%	15.90%	9.13%
Maxim INVESCO ADR	11/1/94	23.89%	13.47%	7.94%
Maxim T. Rowe Price Equity/Income	11/1/94	19.11%	9.28%	10.00%
Maxim Stock Index	2/25/82	14.69%	5.98%	8.12%
Maxim Aggressive Profile I	9/9/97	15.54%	9.58%		7.75%
Maxim Moderately Aggressive Profile I	9/9/97	13.79%	8.65%		7.52%
Maxim Moderate Profile I	9/9/97	11.98%	7.82%		6.88%
Maxim Moderately Conservative Profile I	9/9/97	9.90%	7.09%		5.85%
Maxim Conservative Profile I	9/9/97	7.99%	5.83%		5.86%
Maxim Aggressive Profile II	9/16/99	15.59%	9.38%		5.57%
Maxim Moderately Aggressive Profile II	9/16/99	13.97%	8.49%		4.88%
Maxim Moderate Profile II	9/16/99	12.20%	7.68%		5.05%
Maxim Moderately Conservative Profile II	9/27/99	10.15%	6.99%		4.66%
Maxim Conservative Profile II	9/30/99	8.12%	5.81%		4.85%

Performance Comparisons

Each Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. Each Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.

The manner in which total return and yield will be calculated for public use is described above. The table in the Prospectus under the heading "Performance Related Information," summarizes the calculation of total return and yield for each Portfolio, where applicable, through December 31, 2006.

DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). A Portfolio is also subject to certain investment diversification requirements.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Portfolio held the security. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of a Portfolio. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies

The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Voting Rights

The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios. The Profile Portfolios are self-custodied. Fees paid for custodial services by MCM for the period 2004-2006 are as follows:

Year	Bank of New York
2004	$1,040,023
2005	$1,073,184
2006	$1,192,689

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

FASCore, LLC (“FASCore”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund’s transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The Fund’s audited financial statements as of December 31, 2006, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to the Registrant’s Forms N-CSR filed via EDGAR on February 28, 2006, File No. 811-03364. The Maxim Small Cap Value Portfolio and Maxim Mid Cap Value Portfolio had not commenced operations as of the date of this SAI; therefore, no audited financial statements for these Portfolios are available.

APPENDIX A

Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Corporate Bonds Ratings by Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large

A-1

or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated “A-1”.

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Commercial Paper Ratings by Fitch Ratings

F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same

country. However, the margin of safety is not as great as in the case of the higher ratings.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

To be filed by amendment.

Proxy voting information for Maxim Series Fund, Inc. will be provided upon request. A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures, or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

B-1

PART C
OTHER INFORMATION

Item 23.      Exhibits

(a) Articles of Incorporation and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 73 filed on December 31, 2001 (File No. 2-75503), Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503), Post-Effective Amendment No. 77 filed on February 14, 2003 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503) and Post-Effective Amendment No. 88 filed on May 1, 2007 (File No. 2-75503). Articles Supplementary for the Maxim Small Cap Value Portfolio and Maxim Mid Cap Value Portfolio to be filed by amendment.

(b) Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503). Amended Bylaws of Maxim Series Fund, Inc. are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File N0. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503).

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendment thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and all amendments thereto is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios and amendments are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement on behalf of Maxim INVESCO ADR Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 83 to its Registration Statement filed on August 4, 2004 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Form of Sub-Advisory Agreement and amendment thereto on behalf of Maxim MFS® International Growth Portfolio are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Form of Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendment thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003, (File No. 2-75503 and Post-Effective Amendment No. 83 to the Registration Statement filed on August 4, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Trusco Small-Cap Growth Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim Bernstein International Equity Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim High Yield Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007.

(d)(15)     Form of Sub-Advisory Agreement on behalf of Maxim Small Cap Value Portfolio to be filed by amendment.

(d)(16)     Form of Sub-Advisory Agreement on behalf of Maxim Mid Cap Value Portfolio to be filed by amendment.

(e) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York and The JPMorgan Chase Bank are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h) (1) Transfer Agency and Service Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h)(2) Securities Lending Agreement with The Bank of New York, is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002, (File No. 2-75503).

(h)(3) Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007.

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503).

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to be filed by amendment.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Not Applicable

(o) Not Applicable.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File N0. 2-75503).

(p)(2) Code of Ethics for Ariel Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 34 to Ariel Investment Trust’s Registration Statement filed on November 18, 2005 (File No. 33-7699).

(p)(3) Code of Ethics for BNY Investment Advisors is incorporated by reference to Post-Effective Amendment no. 15 to Orchard Series Fund’s Registration Statement filed on March 26, 2003 (File No. 333-9217).

(p)(4) Code of Ethics for INVESCO Global Asset Management (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 37 to AIM International Mutual Funds’ Registration Statement filed on February 26, 2007 (File No. 33-44611).

(p)(5) Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 43 to the Loomis Sayles Funds II’s Registration Statement filed on January 26, 2007 (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to T. Rowe Price Corporate Income Fund, Inc.’s Registration Statement filed on September 28, 2006 (File No. 33-62275).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is Incorporated by reference to Post-Effective Amendment No. 45 to MFS Series Trust I’s Registration Statement filed on December 29, 2004, (File No. 33-7638).

(p)(8) Code of Ethics for Federated Investment Management Company is incorporated by reference to Post-Effective Amendment No. 77 to Money Market Obligation Trust’s Registration Statement filed on February 25, 2005, (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 120 to Janus Investment Fund’s Registration Statement filed on February 28, 2007, (File No. 2-34393).

(p)(10) Code of Ethics for Trusco Capital Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(11) Code of Ethics for AllianceBernstein, L.P. is incorporated by reference to Post-Effective Amendment No. 4 to Alliance Bernstein Pooling Services filed on February 27, 2007 (File No. 333-120487).

(p)(12) Code of Ethics for Franklin Advisors, Inc. is incorporated by reference to Post-Effective Amendment No. 42 to Franklin Investors Securities Trust filed February 27, 2007 (File No. 33-114444).

(p)(13) Code of Ethics for Western Asset Management Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(14)     Code of Ethics for Goldman, Sachs Asset Management, L.P. to be filed by amendment.

(p)(15)     Code of Ethics for INVESCO Institutional (N.A.), Inc. to be filed by amendment.

(p)(15) Maxim Series Fund, Inc. and GW Capital Management, LLC Amended and Restated Code

of Ethics for Securities Transactions of Access Persons is incorporated by reference to Registrant’s Post-

Effective Amendment No. 85, filed on April 29, 2005 (File No. 2-77503).

Item 24.      Persons Controlled by or under Common Control with Registrant.

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99% - Pansolo Holding Inc.
100% - 3876357 Canada Inc
100% - 3439496 Canada Inc.
100% - Capucines Investments Corporation
100% - Ramezay Investments Corporation
100% - Ansopolo Investments Corporation
32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
54% - Power Corporation of Canada

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great -West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) – Holding and Management Company
100.0% - 2795957 Canada Inc. (Canada) – Holding Company
100.0% - 171263 Canada Inc. (Canada) – Holding Company
66.4% - Power Financial Corporation (Canada) – Holding Company
70.6% - Great -West Lifeco Inc. (Canada) – Holding Company
100.0% - Great -West Financial (Canada) Inc. (Canada) – Holding Company
100.0% - Great -West Financial (Nova Scotia) Co. (Canada) – Holding Company
100.0% - GWL&A Financial Inc. (Delaware) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC (Delaware) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC II (Delaware) – Holding Company
100.0% - Great -West Life & Annuity Insurance Company (Colorado) – Life and Health Insurance Company
100.0% - First Great -West Life & Annuity Insurance Company (New York) – Life and Health Insurance Company
100.0% - Advised Assets Group, LLC (Colorado) – Investment Advisor
100.0% - Alta Health & Life Insurance Company (Indiana) – Life and Health Insurance Company
100.0% - BenefitsCorp, Inc. (Delaware) – Insurance Agency
100.0% - GWFS Equities, Inc. ( Delaware) – Securities Broker/Dealer
100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) – Insurance Agency

100.0% - Benefit Management Corp. (Montana) – Holding Company
100.0% - Allegiance Benefit Plan Management, Inc. (Montana) – TPA
100.0% - Allegiance Life & Health Insurance Company, Inc. (Montana) – Life and Health Insurance Company
100.0% - Allegiance COBRA Services, Inc. (Montana) – TPA
100.0% - Allegiance Re, Inc. (Montana) – Captive Insurance Company
100.0% - Allegiance Provider Direct, LLC (Montana) – Network Contracting Services
100.0% - Intermountain Underwriters, Inc. (Montana) – Insurance Agency
100.0% - StarPoint HealthCare, LLC (Montana) – Utilization Review/Case Management
50.0% - Community Health Network, LLC (Montana) – Provider Networking
100.0% - Canada Life Insurance Company of America (Michigan) – Life and Health Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) – Captive Insurance Company
100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) – Third Party
100.0% - Emjay Corporation (Wisconsin) – Third Party Administrator
100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) Third Party Administrator
100.0% - Great-West Healthcare Holdings, Inc. (Colorado) – Holding Company
100.0% - Great-West Healthcare, Inc. (Vermont) – Network Contracting, Development and Management
100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) – Health Care Services Organization
100.0% - Great-West Healthcare of California, Inc. (California) – Health Maintenance Organization
100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) – Health Maintenance Organization
100.0% - Great-West Healthcare of Florida, Inc. (Florida) – Health Maintenance Organization
100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) – Health Maintenance Organization
100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) – Health Maintenance Organization
100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) – Health Maintenance Organization
100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) – Health Maintenance Organization
100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) – Health Maintenance Organization
100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) – Health Maintenance Organization
100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) – Health Maintenance Organization
100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) – Health Maintenance Organization
100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) – Health Maintenance Organization
100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) – Health Maintenance Organization
100.0% - Great-West Healthcare of Texas, Inc. (Texas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Washington, Inc. (Washington) – Health Maintenance Organization
100.0% - One Orchard Equities, Inc. (Colorado) Securities Broker/Dealer
100.0% - Mediversal, Inc. (Nevada) – Third Party Administrator
100.0% - Universal Claims Administration (Nevada) – Third Party Administrator
100.0% - FASCore, LLC (Colorado) – Third Party Administrator
100.0% - GWL Properties Inc. (Colorado) – Real Estate Corporation
50.0% - Westkin Properties Ltd. (California) – Real Estate Corporation
100.0% - Great-West Benefit Services, Inc. (Delaware) – Leasing Company
88.89% - Maxim Series Fund, Inc. (Maryland) – Investment Company
100.0% - GW Capital Management, LLC (Colorado) – Investment Advisor
100.0% - Orchard Trust Company, LLC (Colorado) – Trust Company
100.0% - IHN, Inc. (Indiana) - Network Contracting, Development and Management
100.0% - Lottery Receivable Company One LLC (Delaware) – Lottery Annuity Administrator
100.0% - LR Company II, L.L.C. (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust IV (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust V (Delaware) – Lottery Annuity Administrator

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.5% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings Inc.
100.0% - Putnam Funding Inc.
100.0% - Putnam General Partnership
100.0% - Endeavor Holding LLC
100.0% -Putnam, LLC
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - Putnam Retail Management GP, Inc.
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Advisory Company GP, Inc.
99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam U.S. Holdings I Inc.
100.0% - Putnam U.S. Holdings II Inc
99.0% - Putnam Investment Trust II LP (1% owned by Putnam U.S. Holdings II Inc.)
100.0% - Putnam U.S. Holdings, LLC
84.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
100.0% - PII Holdings, Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Investment Holdings, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
100.0% - TH Lee Putnam Capital Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Great-West Financial Inc.
100.0% - Putnam Investments LLC
100.0% - Putnam International Holdings LLC
100.0% - Putnam Investments Inc. (Canada)
100.0% - Putnam Investments Limited (Ireland)
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd. (Japan)
100.0% - Putnam International Distributors, Ltd. (Cayman)
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited (U.K.)
100.0% - New Flag UK Holdings Limited
100.0% - New Flag Asset Management (UK)

C.            The Great-West Life

Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.5% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - Gold Circle Insurance Company
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - GWL Investment Management Ltd.
100.0% - 801611 Ontario Ltd.
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
100.0% - 681348 Alberta Ltd.

100.0% - The Owners: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by Mountain Asset Mangement LP)
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd.(Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
100.0% - London Insurance Group, Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0% - London Life Insurance Company
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust

30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - Preferred Vision Services Inc.
25.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd.
48.1% Atlas RE II P.L.C.
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - HRMP II, Inc. 49.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - CLAI, Limited
100.0% - The Canada Life Assurance Company of Ireland, Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life European Assurance, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life Pension and Annuities (Ireland), Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Ltd.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, LLC.
100.0% - The Canada Life Insurance Company of Canada
100.0% - CLICC GP Inc.
1.0% - Mountain Asset Management LP
99.0% - Mountain Asset Management LP
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - Classco Benefit Services, Ltd.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Securing Corporation, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company
100% - Crown America Holding Company

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
59.4% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - Les Services Investors Limitée
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Investment Management (Quebec) Ltd.
100.0% - Investors Syndicate Property Corp.
100.0% - 2587182 Manitoba Ltd.
100.0% - The Trust Company of London Life
100.0% - I.G. Investment Corp.
100.0% - I.G. (Rockies) Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie 2004 GP Inc.
100.0% - MSP 2005 GP Inc.
100.0% - MFC Fund Corporation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Anacle II Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Quadrus Corporate Class Inc.
75.5% - Investment Planning Counsel Inc.
100.0% - IPC Financial Network Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Portfolio Management Ltd.
100.0% - IPC Investment Corporation
100.0% - 579641 BC Ltd.
100.0% - 9132-2155 Quebec Inc.
100.0% - Counsel Group of Funds Inc.

100.0% - IPC Save Inc.
100.0% - 576928 BC Ltd.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
100.0% - 3411893 Canada Inc.
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
61.4% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
42.5% - Imerys
50.0% - Groupe Bruxelles Lambert
20.7% - Imerys
6.9% - Total
11.5% - Suez
51.2% - Belgian Securities BV
100.0% - Brussels Securities
48.8% - Belgian Securities BV
100.0% - GBL Participations
98.8% - Sagerpar
50.0% - GBL Coordination Center
50.0% - GBL Coordination Center
100.0% - GBL Finance SA Holding
100.0% - GBL Overseas Finance NV
100.0% - Immobilière Rue de Namur Sàrl
100.0% - GBL Verwaltung Sàrl
25.0% - Bertelsmann AG
100.0% - GBL Verwaltung GmbH
100.0% - Finance et Participation en liquidation (Finpar)
100.0% - Orior Holding S.A.
100.0% - Fivaz & Cie SA
100.0% - Ormond GmbH
95.9% - Orior Food SA

100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

F.	Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Gesca Ltée
100.0% - 3846521 Canada Inc.
100.0% - 3846539 Canada Inc.
100.0% - Les Journaux Trans-Canada (1996) Inc.
100.0% - La Presse, Ltée
100.0% - Probec 5 Ltée
20.0% - 3859282 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Septembre Editeur, S.E.N.C.
100.0% - 3819787 Canada Inc.
100.0% - 3970965 Canada Inc.
100.0% - 3834310 Canada Inc.
100.0% - 3911322 Canada Inc.
20.0% - Workopolis Canada
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse Inc.

G.	Power Corporation (International) Limited Group of Companies ( Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
100.0% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
50.0% - Bombardier Power (Mauritius) Limited
50.0% - Bombardier Sifang Power (Qingdao) Transportation Ltd.
50.0% - Bombardier CPC Propulsion System Co. Ltd
100.0% - Bombardier Railway Transportation Equipment (Shanghai)
50.0% - Chang Chun Bombardier Railway Vehicle Co. Ltd
100.0% - Power Pacific Mauritius Limited

100.0% - Power Pacific Equities Limited
10.4% - Chengwei Ventures Fund I, LP

H.	Other Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - Power Technology Investment Corporation
100.0% - Power Tek, LLC
50.0% - Picchio Pharma Inc.
100.0% - Picchio Holdings Inc.
23.3% - Virochem Pharma Inc.
100.0% - P.P. Luxco Holdings Sàrl
49.9% - Sunset Holdings S.A.
21.6% - Adaltis Inc.
100.0% - P.P. Luxco Holdings II Sàrl
26.4% - Neurochem Inc.
11.9% - 4166591 Canada Inc.
36.5% - Innodia Inc.
11.9% - 4166591 Canada Inc.
100.0% - Picchio Pharma (Asia) Ltd.
1.7% - Adaltis Inc.
100.0% - Picchio Pharma Advisory Inc.
100.0% - Power Communications Inc.
100.0% - Jolliet Energy Resources Inc.
100.0% - 3540529 Canada Inc.
100.0% - Brazeau River Resources Investment Inc..
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100.0% - Sodesm International Limited
100.0% - Sodesm Properties Limited
100.0% - Marquette Communications (1997) Corporation
100.0% - Sagard S.A.S.

Item 25.      Indemnification.

Registrant’s Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents

(a) Definitions. -- In this section the following words have the meanings indicated.

(1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3) "Expenses" include attorney's fees.

(4) "Official capacity" means the following:

      (i) When used with respect to a director, the office of director in the corporation; and

      (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

      (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b) Permitted indemnification of director. --

(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

      (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

         1. Was committed in bad faith; or

         2. Was the result of active and deliberate dishonesty; or

      (ii) The director actually received an improper personal benefit in money, property, or services; or

      (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

      (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

      (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

      (i) For a proceeding brought to enforce indemnification under this section; or

      (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

      (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

      (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

(e) Determination that indemnification is proper. --

(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

      (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

      (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

      (iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f) Payment of expenses in advance of final disposition of action. --

(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

      (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

      (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g) Validity of indemnification provision. -- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) Director's service to employee benefit plan. -- For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Officer, employee or agent. -- Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k) Insurance or similar protection. --

(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 26.      Business and Other Connections of Investment Adviser.

Registrant's investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The directors and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name      Position(s)

S. Mark Corbett     Manager and Senior Vice President, MCM, Orchard Capital Management, LLC and Orchard Trust Company, LLC; Senior Vice President, Investments, GWL&A, First Great-West Life & Annuity Insurance Company (“First GWL&A”), Alta Health & Life Insurance Company (“AH&L”), GWL&A Financial, Inc., and Canada Life Insurance Company of America; Senior Vice President, Investments, U.S. Operations, The Great-West Life Assurance Company (“Great-West”), The Canada Life Assurance Company.

Mitchell T.G. Graye      Executive Vice President and Chief Financial Officer of GWL&A, First GWL&A, Canada Life Insurance Company of America, GWL&A Financial, Inc., the U.S. Operations of Great-West, and the U.S. Operations for The Canada Life Assurance Company; Chairman, Manager and President, MCM, and Orchard Capital Management, LLC; President, GWL Properties, Inc., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. and Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II; Executive Vice President and Manager, Orchard Trust Company, LLC; Manager, FASCore, LLC; Director, AH&L, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., GWL Properties, Inc., Great-West Benefit Services, Inc.

Wayne T. Hoffmann     Manager and Senior Vice President, MCM, Orchard Trust Company, LLC and Orchard Capital Management, LLC; Senior Vice President, Investments, GWL&A, GWL&A Financial, Inc., the U.S. Operations for Great-West, the U.S. Operations for The Canada Life Assurance Company, Canada Life Insurance Company of America, First GWL&A and AH&L.

Douglas L. Wooden     Manager, MCM; Executive Vice President, Financial Services, GWL&A, the U.S. Operations of Great-West, the U.S. Operations of The Canada Life Assurance Company, Canada Life Insurance Company of America and First GWL&A; Chairman, Manager, President and Chief Executive Officer, Orchard Trust Company, LLC and FASCore, LLC; Director, BenefitsCorp, Inc., BenefitsCorp, Inc. of Wyoming, EMJAY Corporation, and EMJAY Retirement Plan Services, Inc.; Manager, Orchard Capital Management, LLC.

Graham R. McDonald      Senior Vice President, Corporate Administration of GWL&A, First GWL&A, and Canada Life Insurance Company of America, GWL&A Financial, Inc., the U.S. Operations of Great-West, and the U.S. Operations of The Canada Life Assurance Company; Senior Vice President, Corporate Finance and Investment Operations of EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; Senior Vice President, Corporate and Investment Administration, FASCore, LLC; Manager, Senior Vice President and Treasurer, MCM; Senior Vice President and Treasurer, Orchard Capital Management, LLC; Manager and President, Greenwood Investments, LLC; Director and President, Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.; Director, GWL Properties, Inc. and GWFS Equities, Inc.

Beverly A. Byrne      Chief Legal Officer, Financial Services and Securities Compliance, GWL&A, GWL&A Financial Inc., First GWL&A, Canada Life Insurance Company of America, the U.S. Operations of Great-West, and the U.S. Operations of The Canada Life Assurance Company; Vice President, Counsel and Secretary, FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Vice President and Counsel, Orchard Trust Company, LLC; Secretary and Chief Compliance Officer, MCM, Orchard Capital Management, LLC, GWFS Equities, Inc., and Advised Assets Group, LLC; Secretary and Compliance Officer, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., BenefitsCorp, Inc., and BenefitsCorp, Inc. of Wyoming; Secretary, Greenwood Investments, LLC and One Orchard Equities, Inc.

Item 27.      Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Fund.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director	Treasurer
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
T. M. Connolly	300 Broadacres Drive Bloomfield, NJ 07003	Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer	Vice President and Corporate Controller
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Secretary
D. K. Cohen	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Investments Compliance Officer	Assistant Treasurer and Investment Operations Compliance Officer

Item 28.      Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 29.      Management Services

          Not applicable.

Item 30.      Undertakings

          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 89 to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village in the State of Colorado on the day of December 21, 2007.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ W.T. McCallum
W.T. McCallum, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 89 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ W.T. McCallum	President	December 21, 2007
W.T. McCallum	and Chairman

/s/ M.T.G. Graye	Director	December 21, 2007

M.T.G. Graye

/s/ R. P. Koeppe	Director	December 21, 2007

R.P. Koeppe*

Director
G.H. Klapper

/s/ S. Zisman	Director	December 21, 2007

S. Zisman*

/s/ G.R. McDonald	Treasurer	December 21, 2007

G.R. McDonald

*By: /s/ B.A. Byrne	December 21, 2007
B.A. Byrne
Attorney-in-fact

Powers of Attorney are incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503).